UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) – January 22, 2008

The First of Long Island Corporation
(Exact Name of Registrant as Specified in Charter)

New York	0-12220	11-2672906
State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

10 Glen Head Road, Glen Head, New York		11545
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code - (516) 671-4900

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Election of Director

At a meeting of the Board of Directors of The First of Long Island Corporation held on January 22, 2008, Milbrey Rennie Taylor was elected to serve as a Class I director until the 2008 Annual Meeting of Stockholders. Ms. Taylor was also elected to serve as a director of the Corporation’s wholly-owned subsidiary, The First National Bank of Long Island. It is not known at this time on which Board committees of the Corporation and the Bank Ms. Taylor will serve.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The First of Long Island Corporation

(Registrant)

Date: January 22, 2008	By: /s/ Mark D. Curtis
Mark D. Curtis
Senior Vice President & Treasurer
(principal accounting & financial officer)

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